                                                                    Exhibit 21.1

SUBSIDIARIES OF THE REGISTRANT

                                                           STATE OR JURISDICTION
     SUBSIDIARY                                              OF INCORPORATION
--------------------------------------------------------------------------------
Brookdale Living Communities, Inc.                                Delaware
2960 Beverage Corporation                                         Illinois
AH Illinois Owner, LLC                                            Delaware
AH Michigan CGP, Inc.                                             Delaware
AH Michigan Owner, L.P.                                           Delaware
AH Michigan Subordinated, LLC                                     Delaware
AH North Carolina Owner, LLC                                      Delaware
AH Ohio-Columbus Owner, LLC                                       Delaware
AH Pennsylvania CGP, Inc.                                         Delaware
AH Pennsylvania Owner, L.P.                                       Delaware
AH Pennsylvania Subordinated, LLC                                 Delaware
AH Texas CGP, Inc.                                                Delaware
AH Texas Owner L.P.                                               Delaware
AH Texas Subordinated, LLC                                        Delaware
BLC Acquisitions, Inc.                                            Delaware
BLC Adrian-GC, LLC                                                Delaware
BLC AH Investor Acquisition, LLC                                  Delaware
BLC Albuquerque-GC, LLC                                           Delaware
BLC Atrium at San Jose, LLC                                       Delaware
BLC Atrium at San Jose, L.P.                                      Delaware
BLC Barton Stone, LLC                                             Delaware
BLC Belleville-GC, LLC                                            Delaware
BLC The Berkshire of Castleton, LLC                               Delaware
BLC The Berkshire of Castleton, L.P.                              Delaware
BLC Brendenwood, LLC                                              Delaware
BLC Bristol-GC, LLC                                               Delaware
BLC Brookdale Place of San Marcos, LLC                            Delaware
BLC Brookdale Place of San Marcos, L.P.                           Delaware
BLC California, LLC                                               Delaware
BLC California, L.P.                                              Delaware
BLC Chatfield, LLC                                                Delaware
BLC Club Hill, L.P.                                               Delaware
BLC Cypress Village, LLC                                          Delaware
BLC Dayton-GC, LLC                                                Delaware
BLC Devonshire of Hoffman Estates, LLC                            Delaware
BLC Devonshire of Lisle, LLC                                      Delaware
BLC Edina Park Plaza, LLC                                         Delaware
BLC Farmington Hills-GC, LLC                                      Delaware
BLC Finance I, LLC                                                Delaware
BLC Findlay-GC, LLC                                               Delaware
BLC Fort Myers-GC, LLC                                            Delaware
BLC Foxwood Springs, LLC                                          Delaware
BLC The Gables at Brighton, LLC                                   Delaware

BLC Gables at Farmington, LLC                                                 Delaware
BLC Gables-Monrovia, Inc.                                                     Delaware
BLC Gables-Monrovia, L.P.                                                     Delaware
BLC GC Member, LLC                                                            Delaware
BLC GC Texas, L.P.                                                            Delaware
BLC GFB Member, LLC                                                           Delaware
BLC The Hallmark, LLC                                                         Delaware
BLC Hawthorne Lakes, LLC                                                      Delaware
BLC The Heritage of Des Plaines, LLC                                          Delaware
BLC Homes of Cypress, LLC                                                     Delaware
BLC Inn at the Park, Inc.                                                     Delaware
BLC Inn at the Park, L.P.                                                     Delaware
BLC Island Lake, LLC                                                          Delaware
BLC Kansas, LLC                                                               Delaware
BLC Kansas City-GC, LLC                                                       Delaware
BLC Kenwood of Lake View, LLC                                                 Delaware
BLC Las Vegas-GC, LLC                                                         Delaware
BLC Lenoir, LLC                                                               Delaware
BLC Lexington, Inc.                                                           Delaware
BLC Lexington, L.P.                                                           Delaware
BLC Lodge at Paulin, Inc.                                                     Delaware
BLC Lodge at Paulin, L.P.                                                     Delaware
BLC Lubbock-GC, LLC                                                           Delaware
BLC Lubbock-GC, L.P.
  d/b/a BLC Lubbock Grand Court, L.P.                                         Delaware
BLC Management of Texas, LLC                                                  Delaware
BLC Mirage Inn, Inc.                                                          Delaware
BLC Mirage Inn, L.P.                                                          Delaware
BLC-Montrose, LLC                                                             Delaware
BLC Management-3, LLC                                                         Delaware
BLC New York Holdings, Inc.                                                   Delaware
BLC Nohl Ranch, Inc.                                                          Delaware
BLC Nohl Ranch, L.P.                                                          Delaware
BLC Oak Tree Villa, Inc.                                                      Delaware
BLC Oak Tree Villa, L.P.                                                      Delaware
BLC Ocean House, Inc.                                                         Delaware
BLC Ocean House, L.P.                                                         Delaware
BLC Oklahoma, LLC                                                             Delaware
BLC Overland Park-GC, LLC                                                     Delaware
BLC Pacific Inn, Inc.                                                         Delaware
BLC Pacific Inn, L.P.                                                         Delaware
BLC Park Place, LLC                                                           Delaware
BLC Patriot Heights, LLC                                                      Delaware
BLC Patriot Heights, L.P.
  d/b/a Patriot Heights Health Care Center                                    Delaware
BLC Pinecastle, LLC                                                           Delaware
BLC Ponce de Leon, LLC                                                        Delaware
BLC Properties I, LLC                                                         Delaware
BLC Ramsey, LLC                                                               Delaware
BLC River Bay Club, LLC                                                       Delaware
BLC Robin Run, LLC                                                            Delaware

BLC Robin Run, L.P.                                                           Delaware
BLC Roswell, LLC                                                              Delaware
BLC Springfield-GC, LLC                                                       Delaware
BLC Springs at East Mesa, LLC                                                 Delaware
BLC Tavares-GC, LLC                                                           Delaware
BLC of Texas-II, L.P.                                                         Delaware
BLC Village at Skyline, LLC                                                   Delaware
BLC Williamsburg, LLC                                                         Delaware
BLC The Willows, LLC                                                          Delaware
BLC Woodside Terrace, LLC                                                     Delaware
BLC Woodside Terrace, L.P.                                                    Delaware
Brookdale Class B, LLC                                                        Delaware
Brookdale Corporate, LLC                                                      Delaware
Brookdale Cypress Management, LLC                                             Delaware
Brookdale Cypress Management-Texas, L.P.                                      Delaware
Brookdale Development, LLC                                                    Delaware
Brookdale F&B, LLC                                                            Delaware
Brookdale Living Communities-GC, LLC                                          Delaware
Brookdale Living Communities-GC Texas, Inc.                                   Delaware
Brookdale Living Communities of Florida, Inc.                                 Delaware
Brookdale Living Communities of Florida-HW, LLC                               Delaware
Brookdale Living Communities of Florida-PB, LLC                               Delaware
Brookdale Living Communities of Illinois-DNC, LLC                             Delaware
Brookdale Living Communities of Illinois-GE, Inc.                             Delaware
Brookdale Living Communities of Illinois-GV, LLC                              Delaware
Brookdale Living Communities of Illinois-Huntley, LLC                         Delaware
Brookdale Living Communities of Michigan, Inc.                                Delaware
Brookdale Living Communities of Missouri-CC, LLC                              Delaware
Brookdale Living Communities of New York-BPC, Inc.                            Delaware
Brookdale Living Communities of North Carolina, Inc.                          Delaware
Brookdale Living Communities of Ohio-SP, LLC                                  Delaware
Brookdale Living Communities of Pennsylvania-ML, Inc.                         Delaware
Brookdale Living Communities of Texas, Inc.                                   Delaware
Brookdale Living Communities of Texas-II, Inc.                                Delaware
Brookdale Living Communities of Texas-Club Hill, LLC                          Delaware
Brookdale Management-II, LLC                                                  Delaware
Brookdale Management-Akron, LLC                                               Delaware
Brookdale Management of California, LLC                                       Delaware
Brookdale Management-DP, LLC                                                  Delaware
Brookdale Management Holding, LLC                                             Delaware
Brookdale Management of Illinois-GV, LLC                                      Delaware
Brookdale Management of Maine-HC, LLC                                         Delaware
Brookdale Management of New Jersey-CC, LLC                                    Delaware
Brookdale Management Services, LLC                                            Delaware
Brookdale Management of Texas, L.P.                                           Delaware
Brookdale Operations, LLC                                                     Delaware
Brookdale Provident Management, LLC                                           Delaware
Brookdale Provident Properties, LLC                                           Delaware
Brookdale Senior Housing, LLC                                                 Delaware
Brookdale Services of New Jersey-CC, LLC                                      Delaware
KG Missouri-CC Owner, LLC                                                     Delaware

Bayswater Associates, L.P.                                                    Delaware
Belleville Associates                                                         Illinois
Brighton Manor Associates, L.P.                                               Delaware
Brookstead Associates                                                         Ohio
Cambridge Retirement Village, L.P.                                            Texas
Churchill Manor Associates, L.P.                                              Delaware
Cloverleaf Associates, L.P.                                                   Delaware
Cloverleaf Associates, L.P. II                                                Delaware
Cloverleaf Associates, L.P. III                                               Delaware
Cloverset Place, L.P.                                                         Delaware
Cloverset Valley Associates, L.P.                                             Delaware
Concorde Associates, L.P.                                                     Delaware
Devon Associates                                                              Michigan
Essex Associates, L.P.                                                        Delaware
Flamingo Vista Associates L.P.                                                Nevada
GFB-AS Adrian GP, LLC                                                         Delaware
GFB-AS Adrian Loan, L.P.                                                      Delaware
GFB-AS Flamingo Loan, L.P.                                                    Delaware
GFB-AS Investors, LLC                                                         Delaware
GFB-AS LP, LLC                                                                Delaware
GFB-AS Morristown GP, LLC                                                     Delaware
GFB-AS Morristown Loan, L.P.                                                  Delaware
GFB-AS Paradise Loan, L.P.                                                    Delaware
GFB-AS TO LLC                                                                 Delaware
GFB-AS Twin Lakes GP, LLC                                                     Delaware
GFB-AS Twin Lakes Loan, L.P.                                                  Delaware
GFB-AS Westland GP, LLC                                                       Delaware
GFB-AS Westland Loan, L.P.                                                    Delaware
GFB-AS West Oak GP, LLC                                                       Delaware
GFB-AS West Oak Loan, L.P.                                                    Delaware
GFB-Belleville/Essex, Inc.                                                    Delaware
GFB-Cambridge/Lubbock, Inc.                                                   Delaware
GFB-Cloverset/Cloverleaf, Inc.                                                Delaware
GFB-Devon/Windsor, Inc.                                                       Delaware
GFB-Flamingo/Sierra Vista, Inc.                                               Delaware
GFB-Paradise, Inc.                                                            Delaware
GFB-Springfield/Millbrook, Inc.                                               Delaware
Grand Court Adrian Associates                                                 Michigan
Grand Court Albuquerque Associates                                            New Mexico
Grand Court Bayshore Associates                                               Florida
Grand Court Bryan Station Associates                                          Texas
Grand Court Facilities, Inc., III                                             Delaware
Grand Court Facilities, Inc., IV                                              Delaware
Grand Court Facilities, Inc., VI                                              Delaware
Grand Court Facilities, Inc., IX                                              Delaware
Grand Court Facilities, Inc., XV                                              Delaware
Grand Court Facilities, Inc., XVI                                             Delaware
Grand Court Facilities, Inc., XVIII                                           Delaware
Grand Court Morristown Associates                                             Tennessee
Grand Court Overland Park Associates                                          Kansas
Grand Court Westland Associates                                               Michigan

Henley Associates, L.P.                                                       Delaware
Knightsbridge Associates, L.P.                                                Delaware
Leisure Facilities, Inc., III                                                 Delaware
Leisure Facilities, Inc., IV                                                  Delaware
Leisure Facilities, Inc., V                                                   Delaware
Leisure Facilities, Inc., VI                                                  Delaware
Leisure Facilities, Inc., IX                                                  Delaware
Liberty Place Associates                                                      Virginia
Lubbock Village Associates, L.P.                                              Texas
Manchester Manor Associates, L.P.                                             Delaware
Millbrook Hills Associates, L.P.                                              Delaware
Paradise Retirement Center, L.P.                                              Arizona
Paradise Valley Associates, L.P.                                              Delaware
Renaissance Management of Florida-DB, LLC                                     Delaware
Sierra Vista Associates, L.P.                                                 Delaware
Sinclair Associates, L.P.                                                     Delaware
Springfield/Findlay Associates                                                Ohio
Tavares Center Associates                                                     Florida
T Lakes LC                                                                    Florida
Twin Lakes L.P.                                                               Oklahoma
Victoria Manor Associates, L.P.                                               Delaware
Warwick Associates, L.P.                                                      Delaware
Waterford Shores Associates L.P.                                              Delaware
Waterford Shores Associates L.P. II                                           Delaware
West Oak Associates,  Assumed Name: The Grand Court Novi                      Michigan
Western Oak Associates, L.P.                                                  Delaware
Windsor Associates, L.P.                                                      Delaware
FEBC-ALT Investors LLC                                                        Delaware
FEBC-ALT Holdings Inc.                                                        Delaware
Alterra Healthcare Corporation                                                Delaware
AHC Properties, Inc.                                                          Delaware
AHC Purchaser Holding II, Inc.                                                Delaware
AHC Purchaser Holding, Inc.                                                   Delaware
AHC Purchaser, Inc.                                                           Delaware
Alternative Living Services Home Care, Inc.                                   New York
Alternative Living Services-Midwest, Inc.                                     Michigan
Alternative Living Services-New York, Inc.                                    Delaware
ALS-Clare Bridge, Inc.                                                        Delaware
ALS Kenosha, Inc.                                                             Delaware
ALS Leasing, Inc.                                                             Delaware
Assisted Living Properties, Inc.                                              Kansas
Crossings International Corporation                                           Washington
AHC Exhange Corporation                                                       Delaware
2010 Union L.P.                                                               Washington
AHC Trailside, Inc.                                                           Delaware
Pomacy Corporation                                                            Delaware
ALS Properties Holding Company, LLC                                           Delaware
ALS Properties Tenant I, LLC                                                  Delaware
ALS Properties Tenant II, LLC                                                 Delaware
Rockland Veterans Memorial Drive, LLC                                         New York
Niagara Land Holding Company, LLC                                             New York

FIT REN LLC                                                                   Delaware
FIT REN Holdings GP, Inc.                                                     Delaware
FIT REN Park L.P.                                                             Delaware
FIT REN Nohl Ranch L.P.                                                       Delaware
FIT REN Mirage Inn L.P.                                                       Delaware
FIT REN Pacific Inn L.P.                                                      Delaware
FIT REN Ocean House L.P.                                                      Delaware
FIT REN The Gables L.P.                                                       Delaware
FIT REN The Lexington L.P.                                                    Delaware
FIT REN Oak Tree L.P.                                                         Delaware
FIT REN Paulin Creek                                                          Delaware
Fortress CCRC Acquisition LLC                                                 Delaware
FIT Foxwood Springs Homes, LLC                                                Delaware
FIT Foxwood Springs, LLC                                                      Delaware
FIT Skyline, LLC                                                              Delaware
FIT Ramsey, LLC                                                               Delaware
FIT Cypress Homes, LLC                                                        Delaware
FIT Cypress Village, LLC                                                      Delaware
FIT Kansas Christian, LLC                                                     Delaware
FIT Oklahoma Christian, LLC                                                   Delaware
FIT Patriot Heights GP, Inc.                                                  Delaware
FIT Patriot Heights, L.P.                                                     Delaware
FIT Robin Run GP, Inc.                                                        Delaware
FIT Robin Run, L.P.                                                           Delaware